UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 8, 2010
America Service Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19673	51-0332317

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 8, 2010, after consideration of presentations and recommendations of management and independent compensation consultants, and such other matters and information as deemed appropriate, the Incentive Stock and Compensation Committee of the Board of Directors of America Service Group Inc. (the “Company”) recommended and the Company’s Board of Directors approved, fiscal 2011 base salaries for each of the named executive officers of the Company set forth below.
     The base salary levels will become effective January 1, 2011 and are as follows:

Name	Title	2011 Base Salary	2010 Base Salary

Richard Hallworth	President and Chief Executive Officer	$571,000	$525,000
Michael W. Taylor	Executive Vice President and Chief Financial Officer	$420,000	$385,000
Jonathan B. Walker	Senior Vice President and Chief Development Officer	$270,000	$250,000
Carl J. Keldie, M.D.	Chief Medical Officer of Prison Health Services, Inc.	$361,000	$340,684
J. Scott King	Senior Vice President and Chief Legal Officer	$235,000	$220,000

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: December 13, 2010	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer